FGI P1

SUPPLEMENT DATED DECEMBER 23, 2005

TO THE PROSPECTUSES OF FRANKLIN GROWTH AND INCOME SECURITIES FUND (the Fund), a series of Franklin Templeton Variable Insurance Products Trust

Dated May 1, 2005

The prospectuses of the Fund are amended by replacing the section describing the portfolio management team under “MANAGEMENT” with the following:

The team responsible for the Fund’s management is:

Alan E. Muschott, CFA

VICE PRESIDENT OF ADVISERS

Mr. Muschott has been a manager of the Fund since December 2005, and has been with Franklin Templeton Investments since 1998. Mr. Muschott has primary responsibility for the investments of the Fund. Mr. Muschott has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which Mr. Muschott may perform these functions, and the nature of these functions, may change from time to time.

Edward D. Perks, CFA

VICE PRESIDENT OF ADVISERS

Mr. Perks has been a manager of the Fund since December 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

Frank Felicelli, CFA

SENIOR VICE PRESIDENT OF ADVISERS

Mr. Felicelli has been a manager of the Fund since 1995, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1986.

Please keep this supplement for future reference.